UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 26, 2023

CHURCHILL CAPITAL CORP VII

(Exact name of registrant as specified in its charter)

Delaware	001-40051	85-3420354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

640 Fifth Avenue, 12th Floor
New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 380-7500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fifth of one warrant	CVII.U	New York Stock Exchange
Shares of Class A common stock	CVII	New York Stock Exchange
Warrants	CVII WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Consent and Merger Agreement Amendment

As previously disclosed on August 1, 2023, Churchill Capital Corp VII (“Churchill”) entered into that certain Agreement and Plan of Merger (the “Merger Agreement”, and together with the transactions contemplated thereby, the “Transactions”), dated as of August 1, 2023, by and among Churchill, Polaris Pubco Plc (now known as CorpAcq Group Plc), a public limited company incorporated under the laws of England and Wales (the “Company”), NorthSky Merger Sub, Inc., a Delaware corporation and direct, wholly owned subsidiary of the Company (“Merger Sub”), CorpAcq Holdings Limited, a private limited company incorporated under the laws of England and Wales (“CorpAcq Holdco”) and the shareholders of CorpAcq Holdco set forth on the signature pages thereto or signatory to a joinder thereto (collectively, the “Sellers”). On September 19, 2023, Polaris Bermuda Limited, an exempted company limited by shares incorporated under the laws of Bermuda (“BermudaCo”), became a party to the Merger Agreement by way of joinder.

In connection with the Transactions, Churchill intends to seek the requisite approval from the Churchill stockholders of an amendment to the Amended and Restated Certificate of Incorporation of Churchill, as amended by that certain Amendment to the Amended and Restated Certificate of Incorporation dated as of May 16, 2023 (as it may be amended from time to time, including by the Charter Amendment (as defined below), the “Charter”) to (a) extend the date by which Churchill must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses from February 17, 2024 to August 17, 2024 (or such earlier date as determined by the board of directors of Churchill) (such amendment, the “Extension Amendment”) and (b) provide for the right of holders of Class B common stock, par value $0.0001 per share of Churchill (“Class B Common Stock”) to convert some or all of his, her or its shares of Class B Common Stock into shares of Class A common stock, par value $0.0001, of Churchill on a one-to-one basis at any time at the election of holder of such shares of Class B Common Stock (together with the Extension Amendment, the “Charter Amendment”).

On December 26, 2023 and in connection with the Charter Amendment, the parties to the Merger Agreement entered into the document entitled Consent and Amendment to Agreement and Plan of Merger (“Merger Agreement Amendment”) which has the effect of, amongst other things, amending and restating the Merger Agreement to, effective upon the filing of the Charter Amendment (or any part thereof) with the Secretary of State of the State of Delaware: (i) extend the “Termination Date” (as defined in the Merger Agreement) from February 17, 2024 to August 17, 2024, and (ii) amend the definition of “CCVII Organizational Documents” to account for the filing of the Charter Amendment (or any part thereof). Except as described above and as further specified in the Merger Agreement Amendment, all other material terms of the Merger Agreement remain unchanged.

Churchill intends to consummate the Business Combination as soon as possible and, if possible, prior to February 17, 2024.

The foregoing description of the Merger Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement Amendment, a copy of which is attached hereto as Exhibit 2.1.

Additional Information and Where to Find It

In connection with the Transactions, CorpAcq Holdco or Churchill (or an affiliate of CorpAcq Holdco) is expected to file Registration Statement with the SEC, which will include preliminary and definitive proxy statements to be distributed to Churchill’s shareholders in connection with Churchill’s solicitation for proxies for the vote by Churchill’s shareholders in connection with the Transactions and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Churchill’s shareholders in connection with the completion of the Transactions. After the Registration Statement has been filed and declared effective, Churchill will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders as of the record date established for voting on the Transactions. This Current Report does not contain all the information that should be considered concerning the Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Transactions. Before making any voting or other investment decisions, Churchill’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus statement and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with Churchill’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Transactions, as well as other documents filed with the SEC by Churchill in connection with the Transactions, as these documents will contain important information about CorpAcq Holdco, Churchill and the Transactions. Shareholders may obtain a copy of the preliminary or definitive proxy statement/prospectus, once available, as well as other documents filed by Churchill with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Churchill Capital Corp VII at 640 Fifth Avenue, 12th Floor, New York, NY 10019.

Forward-Looking Statements

This Current Report includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Churchill and CorpAcq Holdco have based these forward looking statements on each of its current expectations and projections about future events. These forward looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and operational metrics. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of CorpAcq Holdco’s and Churchill’s respective management teams and are not predictions of actual performance. Nothing in this Current Report should be regarded as a representation by any person that the forward looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. These forward looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may materially differ from assumptions. Many actual events and circumstances are beyond the control of Churchill and CorpAcq Holdco. These forward looking statements are subject to known and unknown risks, uncertainties and assumptions about Churchill and CorpAcq Holdco that may cause each of its actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward looking statements. Such risks and uncertainties include changes in domestic and foreign business changes in the competitive environment in which CorpAcq Holdco operates; CorpAcq Holdco's ability to manage its growth prospects, meet its operational and financial targets, and execute its strategy; the impact of any economic disruptions, decreased market demand and other macroeconomic factors, including the effect of the a global pandemic, to CorpAcq Holdco's business, projected results of operations, financial performance or other financial metrics; expectations as to future growth in demand for CorpAcq Holdco's products and services; CorpAcq Holdco's reliance on its senior management team and key employees; risks related to liquidity, capital resources and capital expenditures; failure to comply with applicable laws and regulations or changes in the regulatory environment in which CorpAcq Holdco operates; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries that CorpAcq Holdco may face; assumptions or analyses used for CorpAcq Holdco's forecasts proving to be incorrect and causing its actual operating and financial results to be significantly below its forecasts; CorpAcq Holdco failing to maintain its current level of acquisitions or an acquisition not occurring as planned and negatively affecting operating results; the inability of the parties to successfully or timely consummate the Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect CorpAcq Group Plc or the expected benefits of the Transactions or that the approval of the shareholders of Churchill is not obtained; the risk that shareholders of Churchill could elect to have their shares redeemed by Churchill, thus leaving CorpAcq Group Plc insufficient cash to complete the Transactions or grow its business; the outcome of any legal proceedings that may be instituted against CorpAcq Holdco or Churchill; failure to realize the anticipated benefits of the Transactions; risks relating to the uncertainty of the projected financial information with respect to CorpAcq; the effects of competition; changes in applicable laws or regulations; the ability of CorpAcq to manage expenses and recruit and retain key employees; the ability of Churchill or CorpAcq Group Plc to issue equity or equity linked securities in connection with the Transactions or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; the potential U.S. government shutdown; the impact of certain geopolitical events, including wars in Ukraine and the surrounding region and between Israel and Hamas; the impact of a current or future pandemic on CorpAcq Holdco, Churchill or CorpAcq Group Plc’s projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks; those factors discussed under the heading “Risk Factors” in the Registration Statement, 2023, as may be amended from time to time, and other documents filed, or to be filed, with the SEC by Churchill or CorpAcq Group Plc. If any of these risks materialize or CorpAcq Holdco’s, CorpAcq Group Plc’s or Churchill’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward looking statements. There may be additional risks that neither CorpAcq Holdco, CorpAcq Group Plc nor Churchill presently know or that CorpAcq Holdco, CorpAcq Group Plc and Churchill currently believe are immaterial that could also cause actual results to differ materially from those contained in the forward looking statements. In addition, forward looking statements reflect CorpAcq Holdco’s, CorpAcq Group Plc’s and Churchill’s expectations, plans or forecasts of future events and views as of the date of this Current Report. CorpAcq Holdco, CorpAcq Group Plc and Churchill anticipate that subsequent events and developments will cause CorpAcq Holdco’s, CorpAcq Group Plc’s and Churchill’s assessments to change. However, while CorpAcq Holdco, CorpAcq Group Plc and Churchill may elect to update these forward looking statements at some point in the future, CorpAcq Holdco, CorpAcq Group Plc and Churchill specifically disclaim any obligation to do so. These forward looking statements should not be relied upon as representing CorpAcq Holdco’s, CorpAcq Group Plc’s and Churchill’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward looking statements. An investment in CorpAcq Holdco, CorpAcq Group Plc or Churchill is not an investment in any of CorpAcq Holdco’s, CorpAcq Group Plc’s or Churchill’s founders’ or sponsors’ past investments or companies or any funds affiliated with any of the foregoing. The historical results of these investments are not indicative of future performance of CorpAcq Holdco, CorpAcq Group Plc or Churchill, which may differ materially from the performance of past investments, companies or affiliated funds.

No Offer or Solicitation

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This Current Report is not, and under no circumstances is to be construed as, a proxy statement or solicitation of a proxy, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

CorpAcq Holdco, CorpAcq Group Plc, Churchill, Sponsor and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Churchill’s shareholders and warrantholders with respect to the Transactions. A list of the names of Churchill’s directors and executive officers and a description of their interests in Churchill is set forth in certain filings with the SEC, including (but not limited to) the following: (1) the Form F-4 filed by CorpAcq Group Plc with the SEC on November 17, 2023 (and specifically, the following sections: “Risk Factors–Risks Related to Churchill and the Business Combination”; “Information Related to Churchill–Management, Directors and Executive Officers”; “The Business Combination–Interests of Certain Persons in the Business Combination; Interests of the Churchill Initial Stockholders and Churchill’s Directors and Officers”; “Beneficial Ownership of Churchill Securities” and “Certain Relationships and Related Person Transactions–Churchill Relationships and Related Person Transactions”, (2) the Form 10-K filed by Churchill with the SEC on March 17, 2023 (and specifically, the following sections: “Item 1A. Risk Factors”; “Item 10. Directors, Executive Officers and Corporate Governance”; “Item 11. Executive Compensation”; “Item 12. Beneficial ownership”; “Item 13. Related party transactions” and “Item 15. Exhibits, Financial Statement Schedules–Note 5. Related Party Transactions”, (3) the Form 10-Qs filed by Churchill with the SEC on May 10, 2023, August 9, 2023 and November 9, 2023 (and specifically, the “Item 1. Financial Statements–Note 5. Related Party Transactions” section in each such Form 10-Qs, respectively), (4) the Form 8-K filed by Churchill with the SEC on August 7, 2023 (and specifically, the disclosure under “Item 1.01 Entry Into a Material Definitive Agreement–Amended and Restated Sponsor Agreement”), and (5) other documents that may be filed with the SEC from time to time in connection with the Transactions, each of which is available free of charge at the SEC’s website located at www.sec.gov, or by directing a written request to Churchill Capital Corp VII at 640 Fifth Avenue, 12th Floor, New York, NY 10019. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the definitive proxy statement/prospectus when it becomes available.

Shareholders, potential investors and other interested persons should read each of the filings listed above and the definitive proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
2.1	Consent and Amendment to Agreement and Plan of Merger, dated as of December 26, 2023, by and among Churchill, the Company, Merger Sub, CorpAcq Holdco, BermudaCo and the Sellers party thereto

104	Cover Page Interactive Data File-Embedded within the inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 26, 2023

Churchill Capital Corp VII

By:	/s/ Jay Taragin
	Name:	Jay Taragin
	Title:	Chief Financial Officer